EXHIBIT 10.5

PUBLIC TRUSTEE'S DEED
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STATE OF COLORADO     )          No. 38385
                      )   ss.
COUNTY OF EL PASO     )


     THIS DEED, made November 15, 2000, between HOLLY J. WILLIAMS as the Public Trustee, of the County of El Paso, State of Colorado, and NEW ALLIED DEVELOPMENT CORPORATION, Grantee, the holder of the Certificate of Purchase, whose legal address is C/O MICHAEL E. ROMERO, 303 EAST SEVENTEENTH AVENUE, DENVER, CO 80203-1263;

     WHEREAS, DREW INCORPORATED, A PENNSYLVANIA CORPORATION did, by deed of trust dated December 19, 1996, and recorded in the office of the Clerk and Recorder of the County of El Paso, in the State of Colorado, on December 20, 1996, in Reception 0096156783 convey to the Public Trustee, in trust, the property hereinafter described to secure the payment of the indebtedness provided in said Deed of Trust; and

     WHEREAS, a violation was made in certain of the terms and covenants of said Deed of Trust, as shown by the Notice of Election and Demand for Sale filed with the Public Trustee (a duplicate of which was recorded in the office of said County Clerk and Recorder); the said property was advertised for public sale at the place and in the manner provided by law and by said Deed of Trust; Notice of Right to Cure and Redeem and Notice of Sale were given as required by law; said property was sold according to said Notice of Sale; and

     WHEREAS, a Certificate of Purchase was issued to NEW ALLIED DEVELOPMENT CORPORATION for the sum of $526,199.88 and was recorded in the office of said County Clerk and Recorder; and

     WHEREAS, all periods of redemption have expired;

     NOW, THEREFORE, the Public Trustee, pursuant to the power and authority vested by law and by the said Deed of Trust, confirms the foreclosure sale and sells and conveys the following described property located in the County of El Paso, State of Colorado, to-wit;

         The property is located in the County of El Paso and State of Colorado, as specifically described in Exhibit A attached hereto and by this reference incorporated herein.

TO HAVE AND TO HOLD with all appurtenances, forever.
Executed the day and year first above written.

                                     Susan Wright
                                     ------------------------------------------
                                     As Deputy Public Trustee in and for the
                                     County of El Paso in the State of Colorado

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STATE OF COLORADO )
                  )     ss.
COUNTY OF EL PASO )     The foregoing instrument was acknowledged before me
                        this 15th day of November, 2000, by Susan Wright as the Deputy Public Trustee in and for the County of El Paso, State of Colorado.
                        Witness my hand and official seal.

                        /s/ Karen L. Bohlonde             Notary Public
                        ----------------------------------
                        105 E. Vermijo, Suite 101, Colorado Springs, CO 80903


My Commission Expires 08/08/2002

TRACT 3:

A TRACT OF LAND BEING PORTIONS OF THE SOUTHWEST QUARTER OF SECTION 23 AND THE SOUTHEAST QUARTER OF SECTION 22, BOTH IN TOWNSHIP 11 SOUTH, RANGE 67 WEST OF THE 6TH P.M., EL PASO COUNTY, COLORADO, MORE PARTICULARLY DESCRIBED AS:

BEGINNING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 11 SOUTH, RANGE 67 WEST OF THE 6TH P.M., THENCE S 88(Degree)30'10"W ON THE NORTH LINE OF MONUMENT INDUSTRIAL PARK - PHASE 2 AS RECORDED IN PLAT BOOK T-3 AT PAGE 105 OF THE RECORDS OF EL PASO COUNTY A DISTANCE OF 289.29 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF SYNTHES AVENUE; THENCE NORTHERLY ON SAID RIGHT-OF-WAY LINE THE FOLLOWING THREE COURSES:

     1.) ON A CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 400.00 FEET, A CENTRAL ANGLE OF 27(Degree)41'30", AN ARC LENGTH OF 193.32 FEET AND A CHORD BEARING N 13(Degree)15'05" W A DISTANCE OF 191.45 FEET;

     2.)  N 27(Degree)05'50" W A DISTANCE OF 696.51 FEET;

     3.) ON A CURVE TO THE LEFT HAVING A RADIUS OF 400.00 FEET, A CENTRAL ANGLE OF 20(Degree)26'37" AND AN ARC LENGTH OF 142.72 FEET;

THENCE N 42(Degree)27'33" E ON A LINE RADIAL TO THE PRECEDING CURVE A DISTANCE OF 338.39 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF THE DENVER AND RIO GRANDE WEST RAILROAD; THENCE S 27(Degree)05'50" E ON SAID WESTERLY RIGHT-OF-WAY LINE A DISTANCE OF 1119.62 FEET TO THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 23, TOWNSHIP 11 SOUTH, RANGE 67 WEST; THENCE CONTINUE S27(Degree)05'50" E ON SAID RIGHT-OF-WAY A DISTANCE OF 185.94 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 23; THENCE N 89(Degree)29'48" W ON SAID SOUTH LINE A DISTANCE OF 86.67 FEET TO THE POINT OF BEGINNING.